SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 27, 2013

MS Structured Asset Corp. on behalf of SATURNS Trust No. 2002-11

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16443	13-4026700
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

1585 Broadway, Second Floor New York, New York Attention: In-Young Chase		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-761-2457

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8                      Other Events

Item 8.01                      Other Events

On February 27, 2013, the Company issued a press release regarding the receipt of a notice of intended exercise of 100% of the outstanding Call Options representing the right to acquire 39,332 principal amount of the debentures of the American General Institutional Capital A trust preferred capital securities due December 1, 2045 on March 1, 2013, a copy of which press release is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  February 27, 2013

MS STRUCTURED ASSET CORP. (Registrant) By: /s/ In-Young Chase Name: In-Young Chase Title: Vice President

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EXHIBIT INDEX

Exhibit 99.1                      Press release, dated February 27, 2013